SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):             November 10, 2004

webMethods, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	1-15681 (Commission File Number)	54-1807654 (I.R.S. Employer Identification No.)

3930 Pender Drive Fairfax, Virginia (Address of Principal Executive Offices)	22030 (Zip Code)

Registrant’s telephone number including area code:             (703) 460-2500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Other Events.

     On November 10, 2004, webMethods, Inc. issued a press release announcing that it has delayed the filing of its quarterly report on Form 10-Q for the three months ended September 30, 2004 due to a recently initiated internal investigation, which has not yet been completed, with respect to one of the company’s international subsidiaries. The company also announced that it will file its quarterly report on Form 10-Q for the three months ended September 30, 2004 as soon as practicable following resolution of the foregoing matter. The press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit 99.1 Press release dated November 10, 2004.*

*	This exhibit is furnished to, but not filed with, the Securities and Exchange Commission

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

webMethods, Inc.

By:	/s/ MARY DRIDI Name: Mary Dridi Title: Chief Financial Officer

Date: November 10, 2004

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	Press release dated November 10, 2004.*

*	This exhibit is furnished to, but not filed with, the Securities and Exchange Commission